Exhibit 99.1

TERMINATION OF JOINT FILING AGREEMENT

Each of the undersigned is a party to that certain Joint Filing Agreement, dated March 26, 2019 (the “Joint Filing Agreement”).  Each of the undersigned hereby agrees that the Joint Filing Agreement is terminated effective immediately in connection with the expiration of that certain limited partnership agreement of Sierra Investments, LP.

IN WITNESS WHEREOF, the undersigned have executed this Termination of Joint Filing Agreement.

Dated: December 15, 2020	HORTON CAPITAL MANAGEMENT, LLC

	By:	/s/ Joseph M. Manko, Jr.
		Name:	Joseph M. Manko, Jr.
		Title:	Managing Member

/s/ Joseph M. Manko, Jr.
JOSEPH M. MANKO, JR.

MAPLEWOOD PARTNERS, LLC

By:	/s/ Darren C. Wallis
	Name:	Darren C. Wallis
	Title:	Managing Member

MAPLEWOOD ADVISORS IM, LLC

By:	/s/ Darren C. Wallis
	Name:	Darren C. Wallis
	Title:	Managing Member

/s/ Darren C. Wallis
DARREN C. WALLIS

HORTON CAPITAL PARTNERS, LLC

By:	/s/ Joseph M. Manko, Jr.
	Name:	Joseph M. Manko, Jr.
	Title:	Managing Member

SIERRA CAPITAL INVESTMENTS, LP

By:	Horton Capital Partners, LLC and Maplewood Global Partners, LLC, its General Partners

By:	/s/ Joseph M. Manko, Jr.
	Name:	Joseph M. Manko, Jr.
	Title:	Managing Member, Horton Capital Partners, LLC

By:	/s/ Darren C. Wallis
	Name:	Darren C. Wallis
	Title:	Managing Member, Maplewood Global Partners, LLC

Maplewood Capital Partners, LP

By:	Maplewood Partners, LLC, its General Partner

By:	/s/ Darren C. Wallis
	Name:	Darren C. Wallis
	Title:	Managing Member

MAPLEWOOD GLOBAL PARTNERS, LLC

By:	/s/ Darren C. Wallis
	Name:	Darren C. Wallis
	Title:	Managing Member

HORTON CAPITAL PARTNERS FUND, LP

By:	Horton Capital Partners, LLC, its General Partner

By:	/s/ Joseph M. Manko, Jr.
	Name:	Joseph M. Manko, Jr.
	Title:	Managing Member

AVI CAPITAL PARTNERS, LP

By:	Maplewood Advisors GP, LLC, its General Partner

By:	/s/ Darren C. Wallis
	Name:	Darren C. Wallis
	Title:	Managing Member

MAPLEWOOD ADVISORS GP, LLC

By:	/s/ Darren C. Wallis
	Name:	Darren C. Wallis
	Title:	Managing Member